SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

  Filed by the Registrant [x]
  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

  [ ]  Preliminary Proxy Statement       [ ]   Confidential, for  Use  of the
                                               Commission Only  (as permitted
                                               by Rule 14a-6(e)(2))

  [x]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [x]  $125  per   Exchange   Act   Rules   0-11(c)(1)(ii),  14a-6(i)(1),  or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]  Fee computed on table  below  per  Exchange  Act Rules 14a-6(i)(4) and
       0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

  [ ]  Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                  PROVIDENCE AND WORCESTER RAILROAD COMPANY

                               75 Hammond Street

                         Worcester, Massachusetts 01610

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 24, 1996


       PLEASE TAKE NOTICE that the 1996 annual meeting of the shareholders of Providence and Worcester Railroad Company (the "Company") will be held at the Crowne Plaza, Lincoln Square, Worcester, Massachusetts, on Wednesday, April 24, 1996 at 10:00 o'clock A.M., local time, for the following purposes:

(1) To elect 4 directors (by the holders of Common Stock only) and 8 directors (by the holders of Preferred Stock only) to serve for terms of one year and until their successors are elected and qualified;
(2) To approve the appointment of Deloitte & Touche LLP as independent auditors of the accounts of the Company for 1996 (by the holders of Common Stock and Preferred Stock, voting as separate classes); and
(3) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof (by the holders of Common Stock and Preferred Stock, voting as separate classes).

Holders of record of the Common Stock or Preferred Stock on the books of the Company as of the close of business on March 1, 1996 will be entitled to vote.

                      By Order of the Board of Directors

                      HEIDI J. EDDINS
                      Secretary and General Counsel
                      PROVIDENCE AND WORCESTER RAILROAD COMPANY


Worcester, Massachusetts
March 22, 1996

       If you are the holder of record of only one class of the Company's capital stock, only one proxy card is enclosed. If you are the holder of record of both Common Stock and Preferred Stock, two proxy cards are enclosed. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy or proxies will not be used without your consent.

                     PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                  PROXY STATEMENT

                          Annual Meeting of Shareholders

                                   April 24, 1996


                      SOLICITATION AND REVOCATION OF PROXIES

      The accompanying proxy or proxies are solicited by the Board of Directors of Providence and Worcester Railroad Company (herein called the "Company"), in connection with the annual meeting of the shareholders to be held April 24, 1996; the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

       This proxy statement and the accompanying proxy or proxies are expected to be first sent to shareholders on March 22, 1996.

                           VOTING AT MEETING

       Only shareholders of record at the close of business on March 1, 1996 will be entitled to vote at the meeting. Under the Company's charter, the holders of the Company's Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting. The holders of the Company's Preferred Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company's Common Stock and the holders of the Company's Preferred Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval.
Common Stock directors will be elected in each case by vote of the holders of a majority of the Common Stock present or represented at the meeting, and the Preferred Stock directors will be similarly elected by the holders of a majority of the Preferred Stock.

        Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to any other matter, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates.

Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a "broker non-vote" will come before the annual meeting.

      On the record date, there were 2,163,676 shares of the Company's Common Stock and 653 shares of the Company's Preferred Stock outstanding.


                            ELECTION OF DIRECTORS

       At the annual meeting, 4 Common Stock directors and 8 Preferred Stock directors are to be elected, and each will hold office until the next annual meeting and until his successor is elected and qualified. The proxies named in the accompanying proxy or proxies, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom except for Mr. McCollam, Jr. are now directors of the Company. Certain information concerning such nominees is set forth below:

                           Principal Occupation                  Director
Name and Age               During Past Five Years                Since

                           Common Stock Director Nominees:

Robert H. Eder (63)        Chairman of the Company                 1965
Carl P. Belke (44)         Vice President of the Company           1995
                            (prior to July 1995, Director-Project
                            Development and Government Affairs,
                            Canadian Pacific Rail Systems)
Ronald P. Chrzanowski (53) Vice President of the Company           1989
William J. LeDoux (64)     Attorney                                1990

                           Preferred Stock Director Nominees:

Orville R. Harrold (63)       President of the Company             1978
Frank W. Barrett (56)         Executive Vice President,            1995
                              Springfield Institution for Savings
Phillip D. Brown (52)         President and CEO, Unibank for       1995
                              Savings
John H. Cronin (62)           Retired; until September 1995,       1986
                              President, Ideal Products, Inc.
                              (restaurant supplies)
Robert J. Easton (52)         Treasurer of the Company             1989
J. Joseph Garrahy (65)        President, J. Joseph Garrahy &       1992
                              Associates, Inc.
                              (business consultants)
John J. Healy (59)            President and Chief Executive        1991
                              Officer, HMA Behavioral Health, Inc.
                              (behavioral health care management
                              services)
Charles M. McCollam, Jr. (63) President, Bertha M.  McCollam, Inc.
                              (insurance) and President, McCollam
                              Associates (consultant)

       Dates of directorships include directorships of the Company's predecessors.

       Mr. Eder is also a director of Capital Properties, Inc. (a real estate holding company).

       Except as noted in the above table, all of the present directors and nominees have been engaged in their present principal occupations in the same or similar capacities during the past five years.

       In 1995, the Board created a Stock Option & Compensation Committee currently comprised of William J. LeDoux, Chairman, John J. Healy, and Francis
M. White. Mr.White has decided, for health reasons, not to stand for reelection as a director.

       The Board of Directors has an Audit Committee currently comprised of John H. Cronin, Chairman, J. Joseph Garrahy, and Phillip D. Brown. The Audit Committee is primarily responsible for overseeing the Company's internal accounting procedures and its relationship with its independent auditors. The Board does not have a nominating committee.

       The Board of Directors held five meetings; the Audit Committee held three meetings and the Stock Option & Compensation Committee held one meeting during the fiscal year ended December 31, 1995.

       During the fiscal year ended December 31, 1995, each director who was not an employee of the Company received a base fee of $500 for each attended meeting of the Board of Directors plus $50 per attended meeting for each year of service as a director, and each member of the Audit Committee and the Stock Option & Compensation Committee received $300 for each attended meeting of the committee (other than the Chairman, who received $350).

    During the month of January of each year, directors of the Company who were serving as such on the preceding December 31 and are not fulltime employees of the Company are granted options for the purchase of 100 shares of the Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price is the last sale price of the Common Stock on the last business day of the preceding year, and the term of each option is ten years (subject to earlier termination if the grantee ceases to serve as a director), provided, no option is exercisable within six months following the date of grant.

                            EXECUTIVE COMPENSATION

      The following table summarizes the compensation paid or accrued by the Company to its Chief Executive Officer and each of its four most highly compensated executive officers who earned more than $100,000 in salary and bonus in 1995, for services rendered in all capacities to the Company during 1995.

                          SUMMARY COMPENSATION TABLE

                 Annual Compensation               Long Term
                                                  Compensation
                                                     Awards
         Name and                                 Securities      All Other
         Principal                                Underlying     Compensation
         Position          Year    Salary($)   Options/SARs (#)    ($)(1)

       Robert H. Eder      1995    $272,513            -            $48,117
        Chairman and       1994    $265,002            -            $47,413
        Chief Executive    1993    $253,542            -            $49,901
        Officer

       Orville R. Harrold  1995    $222,421           888           $40,510
        President          1994    $203,962           897           $39,784
                           1993    $195,547           966           $40,874

       Ronald P.           1995    $123,003           448           $ 7,396
       Chrzanowski         1994    $118,804           463           $ 7,160
       Vice President      1993    $115,247           493           $ 5,663

       Heidi J. Eddins     1995    $127,444           301           $ 7,713
        Secretary and      1994    $118,658           268           $ 7,203
        General Counsel    1993    $110,744           277           $ 5,416

       Robert J. Easton    1995    $113,706           203           $ 6,880
        Treasurer          1994    $107,136           244           $ 6,474
                           1993    $102,075           255           $ 4,983

(1)Includes (i) premiums paid for life insurance coverage and (ii) amounts paid directly to the accounts of officers under the Company's simplified employee pension plan.

               Life Insurance Premiums              Employee Pension Plan
Mr.  Eder              $39,117                             $ 9,000
Mr.  Harrold           $31,510                             $ 9,000
Mr.  Chrzanowski                                           $ 7,396
Mrs. Eddins                                                $ 7,713
Mr.  Easton                                                $ 6,880

                     Option/SAR Grants in Last Fiscal Year(1)


             Individual Grants

                      Number of
                      Securities      % of Total
                      Underlying      Options/SARs
                      Options/        Granted to    Exercise or
                      SARs            Employees in  Base Price   Expiration
Name                  Granted (#)     Fiscal Year   ($/Share)    Date(2)
Orville R. Harrold      888             13%           $7.00    January 2, 2005

Ronald P.               448              7%           $7.00    January 2, 2005
Chrzanowski

Heidi J. Eddins         301              4%           $7.00    January 2, 2005

Robert J. Easton        203              3%           $7.00    January 2, 2005

(1) An "SAR" is a stock appreciation right, a form of incentive compensation usually based on increases in the market value of a company's publicly traded stock. The Company does not grant SARs, but it does grant options for shares of its Common Stock under its Non-Qualified Stock Option Plan.

(2) All options are fully exercisable during the period July 2, 1995-January 2, 2005, subject to earlier termination in the event of the termination of the grantee's employment.



             Aggregated Option/SAR Exercises in Last Fiscal Year
                  and Fiscal Year-End Option/SAR Values


                                            Number of
                                            Securities           Value of
                                            Underlying          Unexercised
                                            Unexercised         In-the-Money
                                            Options/SARs at    Options/SARs at
                                            FY-End (#)            FY-End ($)

                    Shares
                    Acquired on  Value ($)(1) Exercisable/     Exercisable/
Name                Exercise (#) Realized     Unexercisable(2) Unexercisable(3)

Orville R. Harrold    1,226       $1,258          1,543            $  0

Ronald P.               521       $  262            417            $  0
 Chrzanowski

Heidi J. Eddins         508       $1,100            842            $  0

Robert J. Easton        255       $  956            807            $ 258

(1) Based on the last sale price of the Common Stock on the date of exercise minus the exercise price.

(2)   All options are presently exercisable.

(3) Based on the last sale price of the Common Stock on December 29, 1995 minus the exercise price.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The table set forth below reflects the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of
1934) who, to the best of the Company's knowledge, were on March 1, 1996 the beneficial owners of more than five percent of the Company's outstanding Common Stock, $.50 par value, or Preferred Stock, $50 par value. Each share of the Company's outstanding Preferred Stock is convertible at any time, at the option of the holder, into one hundred shares of Common Stock of the Company. The footnote to the table below sets forth the percentages of the outstanding Common Stock which would be held by the indicated owners if such owners' Preferred Stock were converted in whole into Common Stock.

                                                                 Percent
Name and Address              Number of Shares Owned            of Class (1)
Robert H. and Linda Eder          996,492 (Common)                 46%
2441 S.E. Bahia Way                   500 (Preferred)              77%
Stuart, Florida 34996

     (1) Assuming no conversion of Preferred Stock. If their Preferred Stock were converted in whole to Common Stock, Mr. and Mrs. Eder would own 48% of the outstanding Common Stock.

     Of the shares owned by Mr. and Mrs. Eder, 921,912 Common shares and 500 Preferred shares were held directly by Mr. Eder, and 74,580 Common shares were held directly by Mrs. Eder. By reason of their ownership, Mr. and Mrs. Eder may be deemed to be "control persons" with respect to the Company.

     The following table reflects as of March 1, 1996, the beneficial ownership of shares of Common Stock and Preferred Stock of the Company by directors, nominees for director and officers of the Company, all shares being owned directly except as otherwise noted:

                    Common      Common Shares               Preferred  Percent
Name of Individual  Shares       Subject to    Percent of     Shares     of
Identification of GroupOwned(1)  Options(2)     Class (1)     Owned    Class

Frank W. Barrett      500            -             *            -        -
Carl P. Belke         100            -             *            -        -
Phillip D. Brown      100            -             *            -        -
Ronald P.           3,690           417            *            -        -
 Chranowski
John H. Cronin        660           470            *            -        -
Robert J. Easton      816(a)        807            *            -        -
Heidi J. Eddins     2,259(b)        842            *            -        -
Robert H. Eder      See "Security Ownership of Certain Beneficial Owners
                    and Management", above.
J. Joseph Garrahy     500           360            *            -        -
Orville R. Harrold 19,100(c)      1,543            *            -        -
John J. Healy         300           390            *            -        -
William J. LeDoux     600           720            *            -        -
Charles M.
   McCollam, Jr..      -             -             *            -        -

All directors
and officers
as a group
(12 persons)     1,025,117        5,549           47%          500      77%

(1)Assumes no conversion of Preferred Stock and excludes shares which may be acquired by the exercise of options.

(2)Includes options exercisable within 60 days.

* Less than 1%

(a)Includes 18 shares held by Mr. Easton's wife in her name.

(b) Includes 438 shares held by Mrs. Eddins' minor children under the Uniform Gift to Minors Act.

(c)Includes 1700 Common shares held by Mr. Harrold's wife in her own name, and 2600 Common shares held by a custodian in an individual retirement account for the benefit of Mr. Harrold.


      COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners also are required by rules promul-gated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5 filings were required, the Company believes that during 1995 its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                             CERTAIN TRANSACTIONS

       In 1988, in accordance with a plan of distribution, shares of the Company were distributed to the stockholders of Capital Properties, Inc. ("Capital Properties") on a pro rata basis. Mr. Eder and his wife own 52.3% of the outstanding common stock of Capital Properties. As part of the plan, the Company issued to Capital Properties a promissory note in the amount of $9,377,000 payable over a period of twenty years with interest at 12% per year, prepayable at any time without penalty.

      During 1995, the Company and Capital Properties negotiated an agreement reducing the interest rate to 10% and providing for the Company's prepayment of $1,800,000 on its note. The prepayment by the Company together with the interest rate adjustment results in a current monthly payment of principal and interest over the remaining twelve-year term of the note in the amount of $55,000. At December 31, 1995, the balance on the note due Capital Properties is $4,597,000. The agreement further provides that the first $200,000 of any future prepayments will reduce the required monthly payment; thereafter, 50% of any additional prepayments will reduce the required monthly payments.

       Prior to negotiating the agreement, the Company made additional voluntary prepayments totaling $55,000 and $300,000 during 1995 and 1994, respectively.

       During 1995, the Company also entered into an agreement with Capital Properties releasing a portion of the collateral securing the note in exchange for the right to have the Company convey the Wilkesbarre Pier in East Providence, Rhode Island for the sum of $1 to a purchaser of Capital Properties' petroleum terminal facilities in East Providence, Rhode Island; in any such conveyance the Company would retain certain rights to use the pier. The note is now secured by a first mortgage on a significant portion of the Company's operating right-of-way in Massachusetts, exclusive of the track structure which includes rails, ties, fasteners and ballast.



                      INDEPENDENT PUBLIC ACCOUNTANTS

       The Audit Committee of the Board of Directors has recommended that Deloitte & Touche LLP, who acted as independent auditors of the accounts of the Company for 1995, be appointed as independent auditors of the accounts of the Company for the year 1996. As a matter of corporate practice, the shareholders will be asked to approve the appointment. The Company has recently been advised by Deloitte & Touche LLP that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

       It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting with the opportunity to make a statement if he so desires, and that such representative will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

      A copy of the annual report of the Company for the year ended December 31, 1995 is enclosed. Such report is not part of this proxy statement.

                         PROPOSALS FOR 1997 ANNUAL MEETING

       The 1997 annual meeting of the shareholders of the Company is scheduled to be held April 30, 1997. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 28, 1996.

                                 OTHER MATTERS

       No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                      By Order of the Board of Directors

                           HEIDI J. EDDINS
                           Secretary and General Counsel
                           PROVIDENCE AND WORCESTER RAILROAD COMPANY


Dated:  March 22, 1996




PROXY             PROVIDENCE AND WORCESTER RAILROAD COMPANY  (COMMON STOCK)
                      Annual Meeting of Shareholders - April 24, 1996

   The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Ronald P. Chrzanowski, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Common Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 24, 1996 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS: FOR all nominees listed below (except as marked to the contrary below)
      WITHHOLD AUTHORITY to vote for all nominees listed below  __

                 C. Belke, R. Chrzanowski, R. Eder, W. LeDoux

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
_______________________________________________________________________
_______________________________________________
2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE as
independent auditors of the Company
   for 1996:  __ FOR    __ AGAINST    __ ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.



PLEASE DATE, SIGN AND RETURN THIS PROXY


(Sign exactly as your name appears hereon.
                Dated:............................., 1996
When signing as attorney, executor, administrator, trustee, guardian or in a corporate capacity, please give full title as such. In case of joint tenants or multiple owners, each party must sign.)
                            Signed:..................................
                            .........................................



 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY


PROXY         PROVIDENCE AND WORCESTER RAILROAD COMPANY   (PREFERRED STOCK)
            Annual Meeting of Shareholders - April 24, 1996

   The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Ronald P. Chrzanowski, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of the undersigned in Providence and Worcester Railroad Company at the annual meeting of shareholders to be held on April 24, 1996 in Worcester, Massachusetts, and at any adjournments thereof, as follows:

1.  ELECTION OF DIRECTORS:  FOR all nominees listed below (except
WITHHOLD AUTHORITY to vote for all as marked to the contrary below) nominees listed below __

  F. Barrett, P. Brown,   J. Cronin, R. Easton,
  J. Garrahy, O. Harrold, J. Healy,  C. McCollam

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
_______________________________________________________________________
_______________________________________________
2. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE as
independent auditors of the Company
   for 1996:  __ FOR    __ AGAINST    __ ABSTAIN

3. In their discretion, upon such other matters as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


PLEASE DATE, SIGN AND RETURN THIS PROXY


(Sign exactly as your name appears hereon.
Dated:............................., 1996
When signing as attorney, executor, administrator,trustee, guardian or in a corporate capacity, please give full title as such. In case of joint tenants or multiple owners, each party must sign.)

                             Signed:..................................
                             .........................................


                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                            DIRECTORS OF THE COMPANY